UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024 (May 9, 2024)
TRACTOR SUPPLY COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Tractor Supply Company (the “Company”) was held on May 9, 2024. At the meeting, the stockholders elected each of the Company’s nominees for director to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified. In addition, at the meeting, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024 and voted, on a non-binding, advisory basis, in favor of the compensation of the named executive officers of the Company.

The voting results of the director elections, ratification of the appointment of Ernst & Young LLP, and the advisory vote on the compensation of the named executive officers, which were described in more detail in the definitive proxy statement relating to the Annual Meeting that the Company filed with the Securities and Exchange Commission on March 26, 2024, are set forth below.

(1) Each director was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Joy Brown	86,397,699	304,066	74,703	12,171,221
Ricardo Cardenas	84,993,353	1,710,575	72,540	12,171,221
Meg Ham	86,611,013	96,638	68,817	12,171,221
André Hawaux	86,373,193	327,758	75,517	12,171,221
Denise L. Jackson	85,455,961	1,246,643	73,864	12,171,221
Ramkumar Krishnan	85,687,739	1,007,625	81,104	12,171,221
Edna K. Morris	84,713,973	1,995,682	66,813	12,171,221
Mark J. Weikel	84,282,925	2,420,566	72,977	12,171,221
Harry A. Lawton III	86,578,594	121,796	76,078	12,171,221

(2) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2024 was approved by the following tabulation:

For	Against	Abstain
93,661,366	5,156,268	130,054

(3) The compensation of the named executive officers of the Company was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
79,614,237	6,032,779	1,129,452	12,171,221

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 10, 2024	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer